UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2010

Li3 Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-127703	20-3061907
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Av. Pardo y Aliaga 699
Oficina 802
San Isidro, Lima, Peru
(Address of principal executive offices, including zip code)

(51) 1-212-1880
(Registrant’s telephone number, including area code)

Copy to:
Adam S. Gottbetter, Esq.
Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
Phone:  (212) 400-6900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

We have entered into an Investment Agreement (the “Investment Agreement”) with Centurion Private Equity, LLC (the “Investor”), dated as of December 2, 2010, pursuant to which, subject to certain conditions, we may sell newly issued shares of our common stock (the “Put Shares”) to the Investor from time to time during the commitment period (each such sale, a “Put”) subject to certain dollar and share volume limitations for each Put.  Provided that the relevant conditions are met, we may make Puts under the Investment Agreement from time to time until 24 months from the date the Registration Statement (as defined below) is declared effective or until all Puts under the Investment Agreement have reached an aggregate gross sales price of $10 million, if sooner.

Pursuant to the Investment Agreement, we issued to the Investor 1,551,253 shares of our common stock (the “Commitment Shares”) and we had previously issued to an affiliate of the Investor an additional 87,096 shares of our common stock (the “Fee Shares”).  The Investment Agreement provides that, prior to making any Put, among other things, we must have a registration statement declared effective with respect to the resale of the Commitment Shares, Fee Shares and Put Shares (the “Registration Statement”).

The Investment Agreement prohibits our issuance of Variable Equity Securities (as defined therein), which are generally future-priced securities or securities with price reset provisions, during the period after the date of the Investment Agreement and prior to 30 days after the Termination Date (as defined therein).  The Investment Agreement further provides that, subject to certain exceptions, the Investor shall have a right of first refusal with respect to any private capital raising transactions involving our equity securities that closes between the date of the Investment Agreement and 60 days after the Termination Date.

We have granted registration rights to the Investor pursuant to a Registration Rights Agreement, dated as of December 2, 2010.  Thereunder, we are required to file a Registration Statement by January 31, 2011 (the “Registration Filing Date”) and use our best efforts to cause such Registration Statement to be declared effective by April 1, 2011 (or May 1, 2011, if the Registration Statement is reviewed by the Securities and Exchange Commission (the “SEC”)). We are further required to keep the registration statement effective until all of the shares covered thereby have either been sold or may immediately be sold to the public without registration or restriction (including pursuant to Rule 144 under the Securities Act of 1933, as amended).  In the event that the SEC limits the number of shares that may be sold pursuant to the Registration Statement, we may remove from the registration statement such number of shares as specified by the SEC, and we may file subsequent registration statements covering the resale of additional shares of such common stock.  As described above, the effectiveness of the Registration Statement with respect to the relevant Put Shares is a condition precedent to our ability to exercise any Put under the Investment Agreement.

The foregoing summary of the Investment Agreement and the Registration Rights Agreement is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached as an exhibit to this Report.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this financing. However, such agreements (including, without limitation, our representations and warranties contained therein) are not intended to provide the reader with factual information about us. Rather, you should look to disclosures contained in our reports filed with the SEC under the Securities Exchange Act of 1934, as amended, for such information.

There can be no assurance that the conditions to our exercise of any Put (including, without limitation, the effectiveness of the Registration Statement) will be satisfied at any time or times that we might desire to make a Put, or at all.  Furthermore, we may or may not elect to exercise a Put if an when we are permitted to do so.  Accordingly, we may not ultimately obtain the liquidity we seek through the Investment Agreement.

Item 3.02     Unregistered Sales of Equity Securities.

On December 2, 2010, we issued 1,551,253 Commitment Shares to the Investor pursuant to the Investment Agreement.  On August 27, 2010, we had issued the 87,096 Fee Shares to the Investor’s affiliate in connection with the Investment Agreement.  The Fee Shares and Commitment Shares were issued as consideration for, and as an inducement to, the Investor entering into the Investment Agreement.  The description of the Investment Agreement and related transactions set forth in Item 1.01 above is incorporated herein by reference.

Our issuance of the Commitment Shares and Fee Shares were, and , and our offering and sale of any Put Shares pursuant to the Investment Agreement will be, exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof and Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering.  The recipient of the Fee Shares and the Investor represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to the certificates issued in such transactions.  All such persons represented and warranted, among other things, that they were accredited investors within the meaning of Regulation D, that they had the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of an investment in our common stock and had the ability to bear the economic risks of the investment, and that they had adequate access to information about us.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits

The following Exhibits are filed as part of this Report

In reviewing the agreements included (or incorporated by reference) as exhibits to this Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about us or the other parties to the agreements.  The agreements may contain representations and warranties by each of the parties to the applicable agreement.  These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about us may be found in our public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit Number	Description

10.1	Investment Agreement, dated as of December 2, 2010, between Li3 Energy, Inc. and Centurion Private Equity, LLC
10.2	Registration Rights Agreement, dated as of December 2, 2010, between Li3 Energy, Inc. and Centurion Private Equity, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Li3 Energy, Inc.

Dated: December 8, 2010	By:	/s/ Luis Saenz
Name: Luis Saenz
Title: Chief Executive Officer